UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2024

AIM IMMUNOTECH INC.

(Exact name of registrant as specified in its charter)

Delaware	001-27072	52-0845822
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2117 SW Highway 484, Ocala FL	34473
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (352) 448-7797

(Former name or former address, if changed since last report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AIM	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders for 2023 of AIM ImmunoTech Inc. (the “Company”) was reconvened and held on January 5, 2024. At the meeting, there were 48,797,564 outstanding shares of the Company’s common stock entitled to vote, and the requisite quorum for the meeting of 40.0% was present. Broker non-votes have no effect on the outcome of Proposals 1, 3 and 4. A broker non-vote occurs when shares held by a broker for a beneficial owner are not voted because (i) the broker did not receive voting instructions from the beneficial owner, and (ii) the broker lacked discretionary authority to vote the shares. Broker non-votes are counted when determining whether the necessary quorum of stockholders is present or represented at each annual meeting. Each nominee and each of Proposals no. 3 and 4 received 7,980,057 broker non-votes. At the meeting, stockholders voted as follows:

Proposal 1: Election of Directors:

The following four director nominees were each elected to serve a term ending at the Company’s Annual Meeting of Stockholders for 2024, or until their successors are duly elected and qualified:

Nominees	For	Withheld
Stewart L. Appelrouth	6,952,332	5,486,650
Nancy K. Bryan	10,522,260	1,916,722
Thomas K. Equels	10,294,728	2,144,254
William M. Mitchell	6,677,727	5,761,255

Proposal 2: Ratification of the selection of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

For: 18,181,409	Against: 603,158	Abstain: 1,634,472

Proposal 3: Approval, by non-binding advisory vote, of the compensation of the Company’s named executive officers:

For: 4,582,081	Against: 7,320,705	Abstain: 536,196

Proposal 4: Approval, by non-binding advisory vote, of the frequency of executive compensation votes:

1 Year: 10,460,322	2 Years: 137,119	3 Years: 1,176,713	Abstain: 664,828

Based on the results of the vote, and consistent with the Board’s recommendation, the Board has determined to hold a non-binding advisory vote regarding executive compensation every year until the next required non-binding advisory vote on the frequency of holding future votes regarding executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIM ImmunoTech Inc.

Date: January 10, 2024	By:	/s/ Thomas K. Equels
Thomas K. Equels, CEO